SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : April 20, 1999


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-02                 13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 12
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1999-H1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, and The Chase Manhattan Bank, as master servicer and trustee. On April 20, 1999 and May 20, 1999 distributions were made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1 and 99.2. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 20, 1999, as Exhibit 99.1.

                 Statement to Certificateholders on May 20, 1999, as Exhibit 99.2.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    June 5, 1999              By:  /s/ Thomas Provenzano
                                        Thomas J. Provenzano
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         April 20, 1999.


        99.1             Monthly Certificateholder Statement on             9
                         May 20, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on April 20, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1999-H1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           04/20/99                                                                                         PAGE #      1


-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                       CURRENT
        FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE         INTEREST       PRINCIPAL       TOTAL         LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A1     116,000,000.00   116,000,000.00   1,200,600.00   7,516,851.25   8,717,451.25        0.OO         0.00        108,483,148.75
A2      45,000,000.00    45,000,000.00     489,000.00           0.00     489,000.00        0.00         0.00         45,000,000.00
A3      15,000,000.00    15,000,000.00     169,000.00           0.00     169,000.00        0.00         0.00         15,000,000.00
A4      16,037,000.00    16,037,000.00     192,711.28           0.00     192,711.28        0.00         0.00         16,037,000.00
A5      22,000,000.00    22,000,000.00     247,133.33           0.00     247,133.33        0.00         0.00         22,000,000.00
M1      15,157,000.00    15,157,000.00     185,925.87           0.00     185,925.87        0.00         0.00         15,157,000.00
M2      10,735,000.00    10,735,000.00     140,449.58           0.00     140,449.58        0.00         0.00         10,735,000.00
B       12,000,000.00    12,000,000.00     163,000.00           0.00     163,000.00        0.00         0.00         12,000,000.00
X                0.00             0.00           0.00           0.00           0.00        0.00         0.00                  0.00
R                0.00             0.00           0.00           0.00           0.00        0.00         0.00                  0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 251,929,000.00   251,929,000.00   2,787,820.06    7,516,851.25 10,304,671.31        0.00         0.00        244,412,148.75
-----------------------------------------------------------------------------------------------------------------------------------
AIO     34,000,000.00    34,000,000.00     340,000.00            0.00    340,000.00        0.00         0.00         34,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------     ----------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

             PRIOR                                                   CURRENT                                  CURRENT
            PRINCIPAL                                                PRINCIPAL                                PASS-THRU
CLASS        FACTOR       INTEREST      PRINCIPAL      TOTAL         FACTOR                    CLASS          RATE

--------------------------------------------------------------------------------     ----------------------------------------------
A1     1,000.0000000     10.350000     64.800442     75.150442     935.1995582                 A1             6.210000 %
A2     1,000.0000000     10.866667      0.000000     10.866667   1,000.0000000                 A2             6.520000 %
A3     1,000.0000000     11.266667      0.000000     11.266667   1,000.0000000                 A3             6.760000 %
A4     1,000.0000000     12.016666      0.000000     12.016666   1,000.0000000                 A4             7.210000 %
A5     1,000.0000000     11.233333      0.000000     11.233333   1,000.0000000                 A5             6.740000 %
M1     1,000.0000000     12.266667      0.000000     12.266667   1,000.0000000                 M1             7.360000 %
M2     1,000.0000000     13.083333      0.000000     13.083333   1,000.0000000                 M2             7.850000 %
B      1,000.0000000     13.583333      0.000000     13.583333   1,000.0000000                 B              8.150000 %
--------------------------------------------------------------------------------     ----------------------------------------------
TOTALS 1,000.0000000     11.065896     29.837181     40.903077     970.1628187
--------------------------------------------------------------------------------
AIO         1,000.00     10.000000      0.000000     10.000000        1,000.00                 AIO            6.000000 %
--------------------------------------------------------------------------------     ----------------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                TOM PROVENZANO
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                       Email: thomas.provenzano@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION





 ----------------------------------------------------------------------------------------------------------------------------------
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1999-H1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           04/20/99                                                                                     PAGE #       2


Sec.4.02  Class A Interest Carry Forward Amount                                                                         0.00


Sec. 4.02 Class M-1 Interest Carry Forward Amount                                                                       0.00
Sec. 4.02 Class M-1 Unpaid Realized Loss Amount                                                                         0.00
Sec. 4.02 Class M-1 Applied Realized Loss Amount                                                                        0.00
Sec. 4.02 Class M-1 Applied Realized Loss Amortization Amount                                                           0.00

Sec. 4.02 Class M-2 Interest Carry Forward Amount                                                                       0.00
Sec. 4.02 Class M-2 Unpaid Realized Loss Amount                                                                         0.00
Sec. 4.02 Class M-2 Applied Realized Loss Amount                                                                        0.00
Sec. 4.02 Class M-2 Applied Realized Loss Amortization Amount                                                           0.00

Sec. 4.02 Class B Interest Carry Forward Amount                                                                         0.00
Sec. 4.02 Class B Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.02 Class B Applied Realized Loss Amount                                                                          0.00
Sec. 4.02 Class B Applied Realized Loss Amortization Amount                                                             0.00

Sec. 4.02 Class X Distributable Amount                                                                                  0.00

Sec. 4.02 The Interest Remittance Amount                                                                        3,968,453.48

Sec. 4.02 The Principal Remittance Amount                                                                       6,676,217.84

Sec. 4.02 The Monthly Excess Cashflow Amount                                                                      840,633.41

Sec. 4.02 The Extra Principal Distribution Flow Amount                                                            840,633.41

Sec. 4.02 The Target Overcollateralization Amount                                                               7,683,834.50

Sec. 4.02 The Overcollateralization Amount                                                                        840,843.54

Sec. 4.02 The Overcollateralization Deficiency                                                                  6,842,990.96

Sec. 4.02 The Overcollateralization Release Amount                                                                      0.00

Sec. 4.02 The Aggregate Amount of Servicing Compensation received by the Servicer                                 218,636.58

Sec. 4.02 The Aggregate Amount of Advances                                                                              0.00

Sec. 4.02 The Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties                 245,252,992.29

Sec. 4.02 The Aggregate Number of the Mortgage Loans as of the related Due Date                                        3,329

Sec. 4.02 The Aggregate Principal Balance of the Mortgage Loans as of the related Due Date                    245,252,992.29

Sec. 4.02 The Weighted Average Mortgage Rate of the Mortgage Loans as of the related Due Date                  10.05112100 %

Sec. 4.02 The Aggregate Amount of Principal Prepayments During the related Collection Period                    6,272,194.82


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

----------------------------------------------------------------------------------------------------------------------------------
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1999-H1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           04/20/99                                                                                     PAGE #       3



Sec. 4.02 The Aggregate Amount of Realized Losses incurred During the related Collection Period                         0.00

Sec. 4.02 The Aggregate Amount of Extraordinary Trust Fund Expenses During the related Collection Period                0.00

Sec. 4.02 The Aggregate Amount of Relief Act Interest Shortfalls for such Distribution Date                             0.00

Sec. 4.02 The Three-Month Rolling Average of 60+ Delinquent Loans                                                0.88704087 %

Sec. 4.02 The Master Servicing Termination Trigger                                                                      N/A

Sec. 4.02 The Aggregate Amount of Prepayment Penalties collected during the related Collection Period                   0.00


Sec. 4.02 Loans Delinquent

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------

                 31-60 days            88          6,783,108.17               2.77 %
                 61-90 days            21          1,547,168.25               0.63 %
                 91 +  days             9            628,326.03               0.26 %
                   Total              118          8,958,602.45               3.66 %
                 --------------------------------------------------------------------


Sec. 4.02 Loans in Foreclosure
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                   0                   0.00                   0.00 %

                              -------------------------------------------------------

Sec. 4.02 Loans in Bankruptcy
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                   0                   0.00                   0.00 %

                              -------------------------------------------------------

Sec. 4.02 Loans in REO
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                   0                   0.00                   0.00 %

                              -------------------------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


                                  Exhibit 99.2

              Monthly Certificateholder Statement on May 20, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1999-H1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           05/20/99                                                                                         PAGE #      1


-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL        PRIOR                                                                                       CURRENT
        FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS   VALUE           BALANCE         INTEREST       PRINCIPAL       TOTAL         LOSSES         INTEREST        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A1     116,000,000.00   108,483,148.75     561,400.29   2,900,724.24   3,462,124.53        0.OO         0.00        105,582,424.51
A2      45,000,000.00    45,000,000.00     244,500.00           0.00     244,500.00        0.00         0.00         45,000,000.00
A3      15,000,000.00    15,000,000.00      84,500.00           0.00      84,500.00        0.00         0.00         15,000,000.00
A4      16,037,000.00    16,037,000.00      96,355.64           0.00      96,355.64        0.00         0.00         16,037,000.00
A5      22,000,000.00    22,000,000.00     123,566.67           0.00     123,566.67        0.00         0.00         22,000,000.00
M1      15,157,000.00    15,157,000.00      92,962.93           0.00      92,962.93        0.00         0.00         15,157,000.00
M2      10,735,000.00    10,735,000.00      70,224.79           0.00      70,224.79        0.00         0.00         10,735,000.00
B       12,000,000.00    12,000,000.00      81,500.00           0.00      81,500.00        0.00         0.00         12,000,000.00
X                0.00             0.00           0.00           0.00           0.00        0.00         0.00                  0.00
R                0.00             0.00           0.00           0.00           0.00        0.00         0.00                  0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 251,929,000.00   244,412,148.75   1,355,010.32    2,900,724.24  4,255,734.56        0.00         0.00        241,511,424.51
-----------------------------------------------------------------------------------------------------------------------------------
AIO     34,000,000.00    34,000,000.00     170,000.00            0.00    170,000.00        0.00         0.00         34,000,000.00
-----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------     ----------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                         PASS-THROUGH RATES

             PRIOR                                                   CURRENT                                  CURRENT
            PRINCIPAL                                                PRINCIPAL                                PASS-THRU
CLASS        FACTOR       INTEREST      PRINCIPAL      TOTAL         FACTOR                    CLASS          RATE

--------------------------------------------------------------------------------     ----------------------------------------------
A1       935.1995582      4.839658     25.006243     29.845901     910.1933147                 A1             6.210000 %
A2     1,000.0000000      5.433333      0.000000      5.433333   1,000.0000000                 A2             6.520000 %
A3     1,000.0000000      5.633333      0.000000      5.633333   1,000.0000000                 A3             6.760000 %
A4     1,000.0000000      6.008333      0.000000      6.008333   1,000.0000000                 A4             7.210000 %
A5     1,000.0000000      5.616667      0.000000      5.616667   1,000.0000000                 A5             6.740000 %
M1     1,000.0000000      6.133333      0.000000      6.133333   1,000.0000000                 M1             7.360000 %
M2     1,000.0000000      6.541667      0.000000      6.541667   1,000.0000000                 M2             7.850000 %
B      1,000.0000000      6.791667      0.000000      6.791667   1,000.0000000                 B              8.150000 %
--------------------------------------------------------------------------------     ----------------------------------------------
TOTALS   970.1628187      5.378540     11.514055     16.892595     958.6487642
--------------------------------------------------------------------------------
AIO         1,000.00      5.000000      0.000000      5.000000        1,000.00                 AIO            6.000000 %
--------------------------------------------------------------------------------     ----------------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:



                     ---------------------------------------
                                TOM PROVENZANO
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                       Email: thomas.provenzano@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION





 ----------------------------------------------------------------------------------------------------------------------------------
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1999-H1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           05/20/99                                                                                     PAGE #       2


Sec.4.02  Class A Interest Carry Forward Amount                                                                         0.00


Sec. 4.02 Class M-1 Interest Carry Forward Amount                                                                       0.00
Sec. 4.02 Class M-1 Unpaid Realized Loss Amount                                                                         0.00
Sec. 4.02 Class M-1 Applied Realized Loss Amount                                                                        0.00
Sec. 4.02 Class M-1 Applied Realized Loss Amortization Amount                                                           0.00

Sec. 4.02 Class M-2 Interest Carry Forward Amount                                                                       0.00
Sec. 4.02 Class M-2 Unpaid Realized Loss Amount                                                                         0.00
Sec. 4.02 Class M-2 Applied Realized Loss Amount                                                                        0.00
Sec. 4.02 Class M-2 Applied Realized Loss Amortization Amount                                                           0.00

Sec. 4.02 Class B Interest Carry Forward Amount                                                                         0.00
Sec. 4.02 Class B Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.02 Class B Applied Realized Loss Amount                                                                          0.00
Sec. 4.02 Class B Applied Realized Loss Amortization Amount                                                             0.00

Sec. 4.02 Class X Distributable Amount                                                                             38,607.52

Sec. 4.02 The Interest Remittance Amount                                                                        1,947,818.69

Sec. 4.02 The Principal Remittance Amount                                                                       2,477,915.88

Sec. 4.02 The Monthly Excess Cashflow Amount                                                                      422,808.36

Sec. 4.02 The Extra Principal Distribution Flow Amount                                                            422,808.36

Sec. 4.02 The Target Overcollateralization Amount                                                               7,683,834.50

Sec. 4.02 The Overcollateralization Amount                                                                      1,263,651.90

Sec. 4.02 The Overcollateralization Deficiency                                                                  6,420,182.60

Sec. 4.02 The Overcollateralization Release Amount                                                                      0.00

Sec. 4.02 The Aggregate Amount of Servicing Compensation received by the Servicer                                 107,252.64

Sec. 4.02 The Aggregate Amount of Advances                                                                              0.00

Sec. 4.02 The Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties                 242,775,076.41

Sec. 4.02 The Aggregate Number of the Mortgage Loans as of the related Due Date                                        3,283

Sec. 4.02 The Aggregate Principal Balance of the Mortgage Loans as of the related Due Date                    242,775,076.41

Sec. 4.02 The Weighted Average Mortgage Rate of the Mortgage Loans as of the related Due Date                  10.04675000 %

Sec. 4.02 The Aggregate Amount of Principal Prepayments During the related Collection Period                    2,278,031.70


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

----------------------------------------------------------------------------------------------------------------------------------
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1999-H1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           05/20/99                                                                                     PAGE #       3



Sec. 4.02 The Aggregate Amount of Realized Losses incurred During the related Collection Period                         0.00

Sec. 4.02 The Aggregate Amount of Extraordinary Trust Fund Expenses During the related Collection Period                0.00

Sec. 4.02 The Aggregate Amount of Relief Act Interest Shortfalls for such Distribution Date                             0.00

Sec. 4.02 The Three-Month Rolling Average of 60+ Delinquent Loans                                               1.04397062 %

Sec. 4.02 The Master Servicing Termination Trigger                                                                      N/A

Sec. 4.02 The Aggregate Amount of Prepayment Penalties collected during the related Collection Period              38,607.52


Sec. 4.02 Loans Delinquent

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------

                 31-60 days            66          6,151,720.95               2.53 %
                 61-90 days            34          1,967,882.30               0.81 %
                 91 +  days            18            947,604.48               0.39 %
                   Total              118          9,067,207.73               3.73 %
                 --------------------------------------------------------------------


Sec. 4.02 Loans in Foreclosure
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                   0                   0.00                   0.00 %

                              -------------------------------------------------------

Sec. 4.02 Loans in Bankruptcy
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                   0                   0.00                   0.00 %

                              -------------------------------------------------------

Sec. 4.02 Loans in REO
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                   0                   0.00                   0.00 %

                              -------------------------------------------------------



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
